THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Taiwan Equity Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in equity securities issued by companies located in, or deriving revenue from, the Republic of China. Daiwa Asset Management (H.K.) Ltd. acts as the Fund's Investment Manager. National Capital Management Corp., of Taiwan, acts as the Fund's Investment Adviser.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Stock Exchange of Singapore ("SES"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the SES, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TYW". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Hong Kong at (011-852) 2521-0166, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter numbers noted immediately above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or (781) 575-2000, or by writing The Taiwan Equity Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                January 24, 2000
DEAR SHAREHOLDERS:

    We are pleased to present the Annual Report of The Taiwan Equity Fund, Inc. (the "Fund") for the year ended December 31, 1999

STOCK MARKET REVIEW

    The Taiwan stock market as represented by the Taiwan Weighted Index ("TWI") rose 31.6%, from 6,418 to 8,449, during 1999. During the same period, the New Taiwan Dollar ("TWD") appreciated from TWD 32.21 to 31.4 against the U.S. Dollar ("USD"), an increase of 2.5%.

    The market declined 14% during the first six weeks of 1999 as a result of deteriorating economic conditions, continuing sluggish trade figures, weak property demand and tightening credit among financial institutions caused by the financial distress condition of several listed companies. However, after the government adopted measures to recapitalize banks in mid-February, including cuts in required reserve ratios and the tax rate on banks to lessen the risk of bankruptcy, investor confidence toward the financial market was restored, and brought a revival in the market. In addition, continuing positive signals for the economy, including recovering export growth, rising commodity prices, continued foreign funds inflow, good sales for most electronics companies and the recovering semiconductor cycle, all helped to boost the market. The Taiwanese market continued to move higher and rose by 31.9%, to close at 8,467 in June.

    Despite the continuing recovery of the regional economy, strong trade figures and robust growth in the global Personal Computer Sector, as well as telecom products consumption growth, the market in Taiwan plunged by 20% in July. The drop in the market was caused by renewed political tensions and the possibility of a military confrontation between Taiwan and China. After the U.S.'s reconfirmation of protection of Taiwan according to the Taiwan Relations Act and Taiwan's claim that it also pursues a "one-China" policy, China held back on its military action. The market rebounded strongly to around the 8,000 level in August because of diminished political tensions across the Taiwan Strait. The announcement by Morgan Stanley Capital International ("MSCI") to increase Taiwan's weighting in the MSCI Asian Country Far East ex-Japan index from 17% to 26.8%, beginning in May 2000, brought huge buying by local and foreign funds. This also helped to push the market higher. However, the September numbers were down slightly (6%) due to the earthquake. The resulting power outages caused some disruptions, but actual damage to Taiwan's industrial and export infrastructure was minor. Following the rally in other major markets, the Taiwan stock market closed at an 8,449 level at the year-end. Major reasons for the strong market included the Internet boom, continued strong demand of semiconductor and telecom products from the U.S., Europe and Asian courtiers, as well as a better economic outlook in the year 2000.

ECONOMIC REVIEW AND OUTLOOK

TRADE

    In 1999, exports grew by 10% year-on-year ("YOY") to USD 121.7 billion while imports increased by 5.8% to USD 110.7 billion. The trade surplus thus increased from USD 5.9 billion to USD 11 billion in 1999, an 86% increase. Exports improved dramatically, reflecting the technology boom, recovering Asian regional demand and the continuing strength of the U.S. and European economies. Export growth was driven by the information technology and semiconductor sectors. Import growth moderated as the acceleration of capital goods did not start to pick up until the fourth quarter and consumer goods demand remained rather weak throughout the year.

    In 1999, export orders in the fourth quarter of 1999 rose by 6.5% YOY, which signals that exports in the first quarter of 2000 may be strong. The growth was due to rising Asian demand and persistent strength in electronics

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
orders, particularly from the U.S. and Japan. Exports may continue to be strong over the first half of the year, considering it is the peak season for information technology ("IT") products. Overall, due to recovering economic conditions in Asia and continuing strength of the U.S. and other major countries demand growth, the Taiwanese government has forecast that 2000 export growth will be 8.3% YOY and import growth will be 10% YOY.

INFLATION

    Despite a hike in oil prices, no inflationary pressure on Taiwan exists. The Consumer Price Index ("CPI") and Wholesale Price Index ("WPI") rose 0.2% and declined 4.5%, respectively, in 1999. Both the CPI and WPI were low due to the high comparison base of 1998, and the slack local economy helped keep consumer prices low. The Fund's management expects the CPI to be higher and the WPI to turn positive in 2000. In light of the pick-up in the economy, CPI inflation is forecast to grow 2.3% and the WPI to rise 2.4% in 2000, given the TWD's possible strengthening and lowered import taxes as Taiwan prepares to enter the World Trade Organization.

EXCHANGE RATE

    In 1999, the TWD depreciated from 32.21 to 31.4 against the USD. The TWD first depreciated by 2.8% to around 33.1 vs. the USD due to weak exports in the first quarter, then gradually appreciated to 31.40 in December 1999. The strong trade surplus and consistent external liquidity flowing into the domestic financial markets were the major reasons driving the currency rise in the fourth quarter. Stabilized Asian currencies also helped the TWD's appreciation. For the year of 2000, the TWD may slightly appreciate because of rising exports, continuing foreign funds inflow, and strengthening Asian currencies due to strong economic conditions in the region.

MONEY SUPPLY AND MONETARY POLICY

    Monetary policy was geared directly towards re-igniting economic growth. The Central Bank exercised a series of measures to lower interest rates over the past year. In February 1999, it lowered the required reserve deposit ratios by an aggressive 120 basis points to 6.4%. Short-term interest rates came down from 5.3% to 4.8%, which resulted in a rebound in money supply growth rates. During the year of 1999, Taiwan's money supply grew well with M1B growth of 9.4% YOY and M2 growth of 8.8 YOY, on average, respectively. Growth in both rates was due to recovering economic conditions, a widening trade surplus, active stock market trading and persistent foreign funds inflow. Looking forward, the Fund's management expects the money supply growth rates to continue to rise based on strong market liquidity, and growing loan demand associated with the domestic economic recovery.

    Despite the strong stock market recovery, the Central Bank did not raise interest rates at its December 1999 board meeting, and continued to keep loose liquidity in order to facilitate better economic growth. The Fund's management expects that the Central Bank will continue with a rather loose, stable monetary policy unchanged at least until March 2000, while the private sector investment is relatively weak. Liquidity may stay positive throughout the first half of 2000, as long as consumer price growth remains under control with low inflationary pressure. However, the Central Bank may tighten its current monetary policy in the second half of this year if the economic growth continues to accelerate. The Fund's management is anticipating the M1b and M2 money supply growth rates in 2000 to be near 9.5% and 10.5%, respectively.

ECONOMIC GROWTH

    Exports posted 10% growth in 1999, in contrast to a 9.4% decline in 1998. The 15% rise in export orders in the fourth quarter of 1999 demonstrates that exports in the first three months of 2000 should continue to grow. Industrial production growth of 7.5% was strong, compared to 2.6% growth in 1998. The estimated Gross Domestic Product ("GDP") growth of 5.4% showed a much better performance compared to the 4.8% growth in

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
1998. In spite of the military threat from China in the third quarter and the earthquake which struck central Taiwan in September, Taiwan's economy remained strong due to the robust export growth. Looking forward, the Fund's management believes that as long as the continuing strong demand from Asian countries is sustained and a global upturn in the electronics cycle continues to benefit Taiwan's exports, the economic growth would be stronger in 2000. In accordance with the International Monetary Fund ("IMF"), the world economy is anticipating a 3.4% growth in 2000, compared to a 2.8% growth in 1999. Taiwan's economy is forecast to grow by 6.1% in the year 2000 as exports continue to boom amid the continuing recovery of the global economy and expansion of private investments thanks to post-quake reconstruction, export-driven investments and construction of major infrastructure projects.

POLITICAL REVIEW AND OUTLOOK:

    The greatest risk to both the market and the economy is cross-strait tensions between Taiwan and China. The tensions between Taiwan and China renewed in July 1999 after Taiwan President Lee's declaration that negotiations between Taiwan and China should be conducted as a "state-to-state" relationship. After the U.S.'s reconfirmation of protection of Taiwan according to the Taiwan Relations Act and Taiwan's claim that it also pursues a "one-China" policy, China held off on military action. After the earthquake, China's aggressive actions have faded. It is believed that China may wait several months until Mr. Lee's term expires and ascertain what the newly elected president will do after that. On the domestic front, after the ruling Kuomintang ("KMT") Party won 55% of Taiwan's parliamentary seats in the December 1998 election, its next challenge is the March 2000 presidential election, which is much more important. At present, the three finalized candidates evenly share the votes. The winner is still hard to predict. Regardless, when a new president is elected, he will probably try unification with China and provide a favorable environment for better economic growth. Because the Chinese president has set a target to solve the Taiwan issue by the year 2050, the current political issue should be considered neutral for the market. The Taiwan stock market may be positively impacted with any breakthrough in relations with China.

STOCK MARKET OUTLOOK:

    Looking forward, China and Taiwan will probably enter the WTO in the first half of 2000. This may help to smooth the tensions between Taiwan and China. China probably will not take military action against Taiwan before the new President is elected in March 2000 and probably will not take military action after the election either. Market liquidity may continue to remain strong in expectation of Taiwan's weighting increase in the MSCI Index beginning in May 2000. With robust earnings growth over the coming 12 months and a stable interest rate environment, there are more upsides than downsides. In the short term, the Fund's management believes that the market may gradually move higher considering the better economic outlook in 2000 and strong momentum of earnings growth for several sectors (including computers, semiconductors, petrochemicals, and banks). Considering that Taiwanese semiconductor and electronic companies continued to expand during the past several years, they will benefit the most from this recovering cycle.

    In the longer term, the Fund's management foresees that the market has good upside potential considering the continuing economic growth, the sound infrastructure of Taiwan's electronic industry, stronger-than-expected Asian regional demand, the Internet boom, strong demand for Personal Computer-related products, strong competitiveness of semiconductor companies and the loose liquidity condition in the market. When the uncertainty of the presidential election diminishes, the market may go up to an 11,000 level this year. Major reasons include higher economic growth, a forecast of more than 25% corporate earnings growth, abundant liquidity and the improvement of relations with China after the March presidential election.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

FUND PERFORMANCE AND STRATEGY:

    As of December 31, 1999, the Fund's total net assets were US$67.6 million, equivalent to US$18.75 per share. For the fiscal year of 1999, the Fund's net asset value per share increased by 64.3% in U.S. Dollar terms, whereas the index rose 31.6% in U.S. Dollar terms. Thus, the Fund outperformed the TWI by 32.7%.

    In terms of strategy, the Fund's management plans to overweight electronics, semiconductors, petrochemicals and good-growth non-classified stocks. Electronics and semiconductors may have good upside potential due to: 1) the continuation of the outsourcing trend which has propelled superior growth in the downstream electronics industry, Taiwan's leading position in foundation, coupled with secular growth drivers from Integrated Device Manufacturer ("IDM") outsourcing, 2) increasing use by telecom products and 3) continuing strong PC demand. Some Taiwanese PC systems, telecom products and components producers will benefit from the continuing trend toward outsourcing. Companies with global competitiveness and strong relations with major U.S. companies may provide good value for investors. In addition, the Fund's management also favors the petrochemical sector, with its rising oil prices and strong demand because of global economic recovery. On the other hand, the Fund may underweight the construction sector due to a sluggish property market, and selected shares in the banking sector with low non-performing loan ratios as well as possible earnings growth following the broad economic recovery.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's investment policies, the Fund has not engaged in any foreign currency hedging.

PLAN OF LIQUIDATION

    As of November 22, 1999, the Board of Directors approved and authorized the orderly liquidation of the Fund based on its determination that such action is in the best interests of the Fund and all of its existing stockholders. On December 2, 1999, the Board of Directors adopted a Plan of Liquidation and Dissolution (the "Plan") and directed that the Plan be submitted for consideration by the Fund's stockholders at the annual meeting of stockholders scheduled for February 15, 2000. Subject to receipt of the requisite stockholder approval at the Fund's annual meeting and the satisfactory resolution of any and all claims pending against the Fund and its Board of Directors, stockholders remaining in the Fund can expect to receive a liquidation distribution, in cash, as soon as reasonably practicable.

SUBSEQUENT EVENTS

    Daniel F. Barry resigned as Vice President and Secretary of the Fund, effective as of January 14, 2000, and John A. Koopman resigned as Assistant Treasurer of the Fund, effective as of January 19, 2000. Mr. Barry and
Mr. Koopman also resigned from their positions with the Fund's administrator, Daiwa Securities Trust Company.

Sincerely,

/s/ MASAYASU OHI                                  /s/ SADAMU TSUNEISHI
MASAYASU OHI                                      SADAMU TSUNEISHI
CHAIRMAN OF THE BOARD                             PRESIDENT

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

-------------------------------------------
TAIWANESE COMMON STOCKS--97.72%
--------------------------------------------------------------------------------

  SHARES                                                   VALUE
----------                                              -----------
BANKS--2.91%
 1,476,870    Chinatrust Commercial Bank..............  $ 1,717,017
   200,400    Hua Nan Commercial Bank.................      251,497
                                                        -----------
                                                          1,968,515
                                                        -----------
COMPUTERS--12.59%
    80,000    ARES International Corp.................      351,648
 1,500,000    Acer Inc................................    4,515,050
   300,877    Acer Sertek Inc.........................    1,763,382
   250,250    Compal Electronics Inc..................      840,942
   790,000    Shuttle Inc.............................    1,044,275
                                                        -----------
                                                          8,515,297
                                                        -----------
ELECTRICAL MACHINERY--1.43%
   500,437    Phoenixtec Power Co., Ltd...............      964,371
                                                        -----------
ELECTRICAL PRODUCTS AND COMPUTERS--23.33%
   200,000    AMBIT Microsystems Corp.................    1,484,313
   434,800    ACER Peripherals Inc....................    1,800,414
   500,000    CMC Magnetics Corp......................    2,269,470
   500,000    Compeq Manufacturing Co.................    2,723,364
   580,000    Delta Electronics Inc...................    2,512,502
   408,000    Hon Hai Precision Industry Corp.........    3,040,994
   680,520    Taiwan Secom............................    1,950,846
                                                        -----------
                                                         15,781,902
                                                        -----------
FINANCIAL SERVICES--4.01%
   814,875    Capital Securities Corp.................      469,796
 1,000,000    Grand Cathay Securities Corp............      652,970
 1,473,127    Yuanta Securities Co., Ltd..............    1,590,667
                                                        -----------
                                                          2,713,433
                                                        -----------

  SHARES                                                   VALUE
----------                                              -----------
LIFE INSURANCE--2.81%
   791,358    Cathay Life Insurance Co., Ltd..........  $ 1,903,091
                                                        -----------
PLASTIC--10.98%
 1,000,000    Formosa Plastics Corp...................    1,990,763
 1,962,904    Nan Ya Plastics Corp....................    4,314,075
   800,000    Taiwan Styrene Monomer Corp.*...........    1,121,198
                                                        -----------
                                                          7,426,035
                                                        -----------
SEMICONDUCTORS--27.97%
   500,000    Siliconware Precision Industries Co.....    1,274,088
 1,400,850    Taiwan Semiconductor Manufacturing
               Co.....................................    7,451,567
 1,726,035    United Mircoelectronics
               Corp...................................    6,157,538
 1,700,000    Winbond Electric Co., Ltd.*.............    4,034,082
                                                        -----------
                                                         18,917,276
                                                        -----------
SHIPS & SHIPPING--1.31%
 1,080,000    Evergreen Marine Corp...................      887,530
                                                        -----------
STEEL INDUSTRY--0.95%
   800,000    Sheng Yu Steel Co., Ltd.................      642,140
                                                        -----------
TEXTILE--9.42%
 2,140,000    Far Eastern Textile Co., Ltd............    5,112,279
 1,000,000    Formosa Chemicals & Fiber Corp..........    1,261,347
                                                        -----------
                                                          6,373,626
                                                        -----------
Total Taiwanese Common Stocks (Cost--$45,965,342).....
                                                         66,093,216
                                                        -----------

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

-------------------------------------------
TIME DEPOSITS--2.54%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                    VALUE
----------                                              -----------
NEW TAIWAN DOLLAR SAVINGS
  ACCOUNT--2.36%
   $50,089    International Commercial Bank of China,
               1.50% (Payable on Demand)..............  $ 1,595,459
                                                        -----------
U.S. DOLLAR TIME DEPOSIT--0.18%
       127    Bank of New York, 2.70% due 1/01/00.....      127,017
                                                        -----------
Total Short-Term Investments (Cost--$1,711,174).......
                                                          1,722,476
                                                        -----------
Total Investments--100.26%
  (Cost--$47,676,516).................................   67,815,692
Liabilities in excess of other assets--(0.26)%........
                                                          (177,346)
                                                        -----------
NET ASSETS (Applicable to 3,606,729 shares of capital
  stock outstanding; equivalent to $18.75 per
  share)--100%........................................  $67,638,346
                                                        ===========

------------------------

   *  Non-income producing securities

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
DECEMBER 31, 1999
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Semiconductors.....................    27.97%
Electrical Products and
Computers..........................    23.33
Computers..........................    12.59
Plastic............................    10.98
Textile............................     9.42
Financial Services.................     4.01
Banks..............................     2.91
Life Insurance.....................     2.81
Electrical Machinery...............     1.43
Ships & Shipping...................     1.31

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
DECEMBER 31, 1999
-------------------------------------------

-----------------------------------------------
TEN LARGEST COMMON STOCK
  POSITIONS HELD
  DECEMBER 31, 1999
-----------------------------------------------
                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------   ------
Taiwan Semiconductor Manufacturing
  Co...............................    11.02
United Mircoelectronics Corp.......     9.10
Far Eastern Textile Co., Ltd.......     7.56
Acer Inc...........................     6.68
Nan Ya Plastics Corp...............     6.38
Winbond Electric Co., Ltd..........     5.96
Hon Hai Precision Industry Corp....     4.50
Compeq Manufacturing Co............     4.03
Delta Electronics Inc..............     3.71
CMC Magnetics Corp.................     3.36

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$47,676,516).......................    $67,815,692
  Interest receivable........................          1,045
  Prepaid expenses...........................         12,517
                                                 -----------
    Total assets.............................     67,829,254
                                                 -----------
LIABILITIES
  Payable to investment manager..............         53,076
  Payable to administrator...................         12,500
  Payable for investment securities
   purchased.................................         55,968
  Accrued expenses and other liabilities.....         69,364
                                                 -----------
    Total liabilities........................        190,908
                                                 -----------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   3,606,729 shares issued and outstanding...         36,067
  Paid-in capital in excess of par value.....     44,707,427
  Undistributed net capital gain.............      2,756,148
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........     20,138,704
                                                 -----------
    Net assets applicable to shares
     outstanding.............................    $67,638,346
                                                 ===========
        NET ASSET VALUE PER SHARE............    $     18.75
                                                 ===========

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $66,154)..................................    $   264,615
  Interest (net of withholding taxes of
   $2,288)...................................         34,936
                                                 -----------
    Total investment income..................        299,551
                                                 -----------
EXPENSES:
  Investment management fee and expenses.....        677,031
  Taiwan stock dividend tax..................        189,763
  Legal fees and expenses....................        159,466
  Administration fee.........................        150,000
  Custodian fees and expenses................         90,371
  Reports and notices to shareholders........         62,177
  Audit and tax services.....................         61,302
  Directors' fees and expenses...............         35,758
  Insurance expense..........................         26,570
  Transfer agency fee and expenses...........         17,367
  Other......................................         37,110
                                                 -----------
    Total expenses...........................      1,506,915
                                                 -----------
NET INVESTMENT LOSS BEFORE WAIVER............     (1,207,364)
                                                 -----------
  Waiver of management fee...................         35,499
                                                 -----------
NET INVESTMENT LOSS AFTER WAIVER.............     (1,171,865)
                                                 -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........      3,926,265
  Net realized foreign currency transaction
   gains.....................................          1,748
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................     25,614,847
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................           (471)
                                                 -----------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................     29,542,389
                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $28,370,524
                                                 ===========

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ----------------------------
                                                     1999            1998
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $ (1,171,865)   $ (1,379,573)
  Net realized gain (loss) on:
    Investments..............................       3,926,265       4,060,017
    Foreign currency transactions............           1,748        (236,256)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      25,614,847      (9,001,170)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................            (471)         (7,700)
                                                 ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations.................      28,370,524      (6,564,682)
                                                 ------------    ------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from
   reinvestment..............................           8,979         --
  Cost of capital stock repurchased and
   retired...................................     (12,148,358)        --
                                                 ------------    ------------
  Net decrease in net assets derived from
   capital stock transactions................     (12,139,379)        --
                                                 ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............         --           (3,493,171)
                                                 ------------    ------------
  Net increase (decrease) in net assets......      16,231,145     (10,057,853)
                                                 ------------    ------------
NET ASSETS:
  Beginning of year..........................      51,407,201      61,465,054
                                                 ------------    ------------
  End of year................................    $ 67,638,346    $ 51,407,201
                                                 ============    ============

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Taiwan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on January 12, 1994. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

THE TAIWAN EQUITY FUND, INC.
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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    During the year ended ended December 31, 1999, the Fund was subject to
Taiwanese withholding tax of 20% on interest and cash dividends paid to the Fund by Taiwanese corporations. The Fund also receives stock dividends which are recorded as stock splits without recognizing dividend income. However, for certain stock dividends, the Fund is liable for withholding tax of 20% of the par value of shares received. Withholding tax is recorded as an expense on the ex-dividend date, or after the ex-dividend date, but as soon as the Fund is informed of such dividends.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement (the "Management Agreement") with Daiwa Asset Management (H.K.) Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets. Effective September 17, 1999, the Manager has voluntarily waived the portion of its investment management fee in excess of 1.0% of the Fund's average weekly net assets. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for the Manager's out-of-pocket expenses related to the Fund. During the year ended December 31,

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
1999, no such expenses were paid. During the year ended December 31, 1999, the Fund paid brokerage commissions of $68,004 to Daiwa Securities Co. Ltd. (Taipei Branch), an affiliate of the Manager, in connection with the portfolio transactions.

    The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with National Capital Management Corp. (the "Adviser"), which provides general and specific investment advice to the Manager with the respect to the Fund's assets. The Manager pays the Adviser a monthly fee at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets and 0.06% of the Fund's average weekly net assets in excess of $100 million. Brokerage commissions of $1,425 were paid by the Fund during the year ended December 31, 1999 to National Securities, an affiliate of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company, ("DSTC"), an affiliate of the Manager, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. However, for the year ended December 31, 1999, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside the United States. DSTC has appointed The International Commercial Bank of China ("ICBC") to act as the subcustodian for all of the cash and securities of the Fund held in Taiwan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended December 31, 1999, DSTC earned $33,318 from the Fund for its custodial services, excluding the fees and expenses of ICBC.

    At December 31, 1999, the Fund owed to DSTC $12,500 and $2,743 for administration and custodian fees, respectively.

    During the year ended December 31, 1999, the Fund paid or accrued $159,466 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at December 31, 1999 was the same as the cost of securities for financial statement purposes. At December 31, 1999, the net unrealized depreciation on investments, excluding short-term securities, of $20,127,874 was composed of gross appreciation of $21,941,842 for those investments having an excess of value over cost, and gross depreciation of $1,813,968 for those investments having an excess of cost over value. For the year ended December 31, 1999, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $46,667,134 and $61,685,103, respectively.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    At December 31, 1999, the Fund reclassified $1,171,865 from accumulated net investment loss to undistributed net realized gain on investments as a result of permanent book/tax differences primarily relating to net realized foreign currency gain and a net investment loss for the year ended December 31, 1999.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 3,606,729 shares outstanding at December 31, 1999, Daiwa Securities America Inc., an affiliate of DSTC, owned 7,957 shares. On June 28, 1999, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 1999, the Fund repurchased 901,600 shares or 20.00% of its Common Stock at an average price per share of $13.47 and an average discount of 12.36% from net asset value per share. The shares repurchased have been retired.

PLAN OF LIQUIDATION

    As of November 22, 1999, the Board of Directors approved and authorized the orderly liquidation of the Fund based on its determination that such action is in the best interests of the Fund and all of its existing stockholders. On December 2, 1999, the Board of Directors adopted a Plan of Liquidation and Dissolution (the "Plan") and directed that the Plan be submitted for consideration by the Fund's stockholders at the annual meeting of stockholders scheduled for February 15, 2000. Subject to receipt of the requisite stockholder approval at the Fund's annual meeting and the satisfactory resolution of any and all claims pending against the Fund and its Board of Directors, stockholders remaining in the Fund can expect to receive a liquidation distribution, in cash, as soon as reasonably practicable.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                          ----------------------------------------------------
                                                            1999       1998       1997       1996       1995
                                                          --------   --------   --------   --------   --------
Net asset value, beginning of year.....................   $ 11.41    $ 13.64    $ 12.09    $ 9.65     $ 14.10
                                                          -------    -------    -------    -------    -------
Net investment loss....................................    (0.33)     (0.31)     (0.34)     (0.21)     (0.21)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.........     7.20      (1.14)      1.89       2.65      (3.94)
                                                          -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations.......................................     6.87      (1.45)      1.55       2.44      (4.15)
                                                          -------    -------    -------    -------    -------
Less: dividends and distributions to shareholders
  Net investment income................................      --         --         --         --       (0.17)
  Net realized gains from investments and foreign
   currency transactions...............................      --       (0.78)       --         --       (0.13)
                                                          -------    -------    -------    -------    -------
    Total dividends and distributions
     to shareholders...................................      --       (0.78)       --         --       (0.30)
                                                          -------    -------    -------    -------    -------
Antidilutive effect of shares repurchased..............     0.47      --         --         --         --
                                                          -------    -------    -------    -------    -------
Net asset value, end of year...........................   $ 18.75    $ 11.41    $ 13.64    $ 12.09    $ 9.65
                                                          =======    =======    =======    =======    =======
Per share market value, end of year....................   $ 16.75    $ 9.000    $ 11.375   $ 10.125   $ 10.625
                                                          =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends..................    86.11 %   (13.97)%    12.35 %    (4.71)%    (8.04)%
  Based on net asset value at beginning and end of
   year, assuming reinvestment of dividends............    64.33 %    (9.04)%    12.82 %    25.28 %   (29.66)%
Ratios and supplemental data:
  Net assets, end of year (in millions)................   $ 67.6     $ 51.4     $ 61.5     $ 54.5     $ 43.5
  Ratios to average net assets of:
    Expenses, excluding Taiwan stock dividend tax......     2.22 %     2.11 %     2.03 %     2.29 %     2.34 %
    Expenses, including Taiwan stock dividend tax......     2.55 %     2.63 %     2.44 %     2.80 %     2.72 %
    Net investment loss before waiver..................    (2.10)%      --         --         --         --
    Net investment loss after waiver...................    (2.03)%      --         --         --         --
    Net investment loss................................    (2.03)%    (2.29)%    (2.16)%    (1.46)%    (1.88)%
  Portfolio turnover...................................    83.01 %    70.78 %    74.22 %    94.12 %    31.75 %

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Taiwan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Taiwan Equity Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

    As described in the Notes to the Financial Statements under "Plan of Liquidation", the Board of Directors of the Fund has approved the orderly liquidation of the Fund, subject to requisite shareholder approval.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 4, 2000

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year.

    There will be no dividend payment or foreign tax credit with respect to the fiscal year 1999.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

-----------------------------------------
BOARD OF DIRECTORS

Masayasu Ohi, CHAIRMAN
Sadamu Tsuneishi
Martin J. Gruber
Christina Y. Liu
Oren G. Shaffer
-----------------------------------------
OFFICERS

Sadamu Tsuneishi
PRESIDENT
Sean J. Peters
TREASURER
Judy Runrun Tu
ASSISTANT SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
-----------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
-----------------------------------------
INVESTMENT MANAGER
Daiwa Asset Management (H.K.) Ltd.

INVESTMENT ADVISER
National Capital Management Corp.

ADMINISTRATOR AND CUSTODIAN

Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
-----------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Comapny Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

      The
      Taiwan
      ------------------------
      Equity
      ------------------------
      Fund, Inc.
      ------------------------

      Annual Report
      December 31, 1999
      ----------------------------------